UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 17, 2009

APOLLO GOLD CORPORATION
(Exact name of registrant as specified in its charter)

Yukon Territory, Canada	1-31593	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5655 South Yosemite Street, Suite 200 Greenwood Village, Colorado	80111-3220
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (720) 886-9656

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 17, 2009, Apollo Gold Corporation (“Apollo”) issued a press release reporting its financial results for the three months ended September 30, 2009.  A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

On November 19, 2009, beginning at 10:00 a.m. MST, Apollo hosted a conference call with investors to discuss Apollo’s financial and operating results for the third quarter ended September 30, 2009.  The conference call was made available to the public via conference call and webcast and a written presentation that accompanied the conference call was made available to the public at the time of the call and webcast through Apollo’s website.  The related written presentation referenced during the call is attached hereto as Exhibit 99.2.

The information in this Current Report on Form 8-K and the Exhibits attached hereto are being furnished and shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Concerning Forward-Looking Statements.

The written presentation attached hereto as Exhibit 99.2 contains and the conference call included “Forward-Looking Statements” within the meaning of section 21E of the United States Securities Exchange Act of 1934, as amended.  Forward-looking statements can be identified by the use of words such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “schedules,” “predicts,” “intends,” “continue,” or the negative of such terms, or other comparable terminology.  All statements regarding:  the status of Black Fox, future production at Black Fox, Apollo’s ability of the to continue to produce gold at the Black Fox mill, Apollo’s ability to resolve the Review Event with the Banks in a satisfactory manner, Apollo’s ability to reschedule the quarterly repayment installments under the Project Facility, to maintain throughput at the mill of 1,800 tonnes per day, to improve recoveries towards a target of 95% and to increase mill throughput to 2,000 tonnes per day, all statements regarding the timing of the mill grade upgrade at Black Fox, including the commission of the conveyor and high-pressure screening system, the expansion of the tailing dam management system, the 2009 drilling program at Grey Fox, future drilling on the Pike River Property, permitting at Huizopa and Apollo’s ability to successfully obtain indicated and measured resource status are forward-looking statements that involve various risks and uncertainties.  There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements.  Important factors that could cause actual results to differ materially from these forward-looking statements include: difficulties or delays in permitting at Black Fox, results of drilling and other exploration activities at Huizopa, and other factors disclosed under the heading “Risk Factors” in Apollo’s most recent annual report on Form 10-K filed with the United States Securities and Exchange Commission and elsewhere in Apollo’s documents filed from time to time with the Toronto Stock Exchange, the NYSE Amex, the United States Securities and Exchange Commission and other regulatory authorities.  All forward-looking statements included in the written presentation are based on information available to Apollo on the date hereof.  Apollo assumes no obligation to update any forward-looking statements.

Non-GAAP Financial Measures.

The written presentation attached hereto as Exhibit 99.2 contains and the conference call included certain non-GAAP financial measures including the term “total cash cost.” The term “total cash cost” is a non-GAAP financial measure and is used on a per ounce of gold basis. Total cash cost is equivalent to direct operating cost as found on Apollo’s Consolidated Statements of Operations and includes by-product credits for payable silver, lead, and zinc production.  Apollo has included total cash cost information to provide investors with information about the cost structure of Apollo’s mining operation.  This information differs from measures of performance determined in accordance with GAAP in Canada and in the United States and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP.  This measure is not necessarily indicative of operating profit or cash flow from operations as determined under GAAP and may not be comparable to similarly titled measures of other companies.  For a reconciliation of this non-GAAP measure to Apollo’s Statements of Operations, see Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations in Apollo’s most recent annual report on Form 10-K filed with the SEC.

Cautionary Note to United States Investors Concerning Estimates of Mineral Resources.

The written presentation attached hereto as Exhibit 99.2 uses and the conference call referenced the term mineral “resources.” US investors are advised that while the term is recognized and required by Canadian regulations, the US Securities and Exchange Commission does not recognize it. US investors are cautioned not to assume that any part or all of the mineral deposits in this category will ever be converted into mineral reserves.

ITEM 7.01         REGULATION FD DISCLOSURE

The information provided in Item 2.02 is incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(d)       Exhibits

Exhibit No.	Description
99.1	Press release of Apollo Gold Corporation reporting financial results for the three months ended September 30, 2009.
99.2	Apollo Gold Corporation written presentation dated November 19, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 19, 2009

APOLLO GOLD CORPORATION

By:	/s/ Melvyn Williams
Melvyn Williams
Chief Financial Officer and Senior Vice President – Finance and Corporate Development

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Apollo Gold Corporation reporting financial results for the three months ended September 30, 2009.
99.2	Apollo Gold Corporation written presentation dated November 19, 2009.